T. Rowe Price Group, Inc. February 5, 2025 Earnings Release Supplement Q4 2024 A copy of this presentation, which includes additional information, is available at investors.troweprice.com. Data as of December 31, 2024, unless otherwise noted. All figures are USD, unless otherwise noted.

2T. R O W E P R I C E This presentation, and other statements that T. Rowe Price may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to T. Rowe Price’s future financial or business performance, strategies, or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” and similar expressions. Forward-looking statements in this presentation may include, without limitation, information concerning future results of our operations, revenues, expenses, earnings, liquidity, cash flows and capital expenditures, industry or market conditions, amount or composition of assets under management, flows into our investment funds, regulatory developments, changes in our effective fee rate, demand for and pricing of our products, new products and services, effective tax rates, net income and earnings per common share, future transactions, our strategic initiatives, general economic conditions, dividends, stock repurchases, and other market conditions. T. Rowe Price cautions that forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance. Forward-looking statements speak only as of the date they are made, and T. Rowe Price assumes no duty to and does not undertake to update forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our most recent Form 10-K filed with the Securities and Exchange Commission. Forward-Looking Statement

3T. R O W E P R I C E Key Metric Q4 2023 Q3 2024 Q4 2024 2023 2024 AUM, Flows, & Investment Advisory Effective Fee Rate (EFR) Net Flows ($28.3B) ($12.2B) ($19.3B) ($81.8B) ($43.2B) Assets Under Management (AUM)1 $1.45T $1.63T $1.61T $1.45T $1.61T Average AUM $1.37T $1.59T $1.64T $1.36T $1.56T EFR without Performance-Based Fees 41.5 bps 40.7 bps 40.5 bps 41.9 bps 41.0 bps EFR with Performance-Based Fees 42.2 bps 40.9 bps 40.9 bps 42.2 bps 41.4 bps GAAP Basis Net Revenues $1,642.0M $1,785.6M $1,824.5M $6,460.5M $7,093.6M Operating Expenses $1,254.8M $1,172.0M $1,256.1M $4,474.3M $4,760.3M Diluted Earnings per Share (EPS) $1.90 $2.64 $1.92 $7.76 $9.15 Non-GAAP Basis Adjusted Operating Expenses2 $1,150.7M $1,099.0M $1,222.6M $4,260.7M $4,498.8M Adjusted EPS2 $1.72 $2.57 $2.12 $7.59 $9.33 Dividends Dividend per share $1.22 $1.24 $1.24 $4.88 $4.96 The financial results presented in this earnings release supplement are unaudited except for 2023 annual figures. 1 Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. 2 For the reconciliation between GAAP and adjusted (non-GAAP) expenses and EPS, see the current earnings release. Q4 and Full Year Financial Highlights

Investment Performance Overview

% of Funds/ Composites	U.S. Funds Outperforming Morningstar Median[1,2]				U.S. Funds Outperforming Morningstar Passive Peer Median[1,3]				Composites Outperforming Benchmarks[4]			
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Equity	51%	51%	46%	67%	55%	47%	43%	55%	39%	29%	40%	61%
Fixed Income	48%	52%	55%	63%	52%	52%	61%	63%	60%	45%	56%	73%
Multi-Asset	63%	63%	69%	82%	55%	60%	68%	64%	NA	NA	NA	NA
All	54%	56%	56%	70%	54%	53%	56%	60%	48%	36%	46%	65%

% of AUM	U.S. Funds Outperforming Morningstar Median[1,2]				U.S. Funds Outperforming Morningstar Passive Peer Median[1,3]				Composites Outperforming Benchmarks[4]			
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Equity	57%	58%	49%	80%	64%	36%	29%	55%	50%	21%	42%	53%
Fixed Income	66%	62%	64%	78%	68%	68%	85%	73%	65%	37%	47%	69%
Multi-Asset	70%	68%	90%	94%	71%	58%	95%	95%	NA	NA	NA	NA
All	61%	61%	59%	83%	66%	43%	48%	66%	52%	24%	43%	55%

Past performance is not a reliable indicator of future performance.
The investment performance reflects that of the T. Rowe Price-sponsored mutual funds, ETFs and composites.
[1] Source: © 2025 Morningstar, Inc. All rights reserved. Please see page 22 for more information.
[2] Primary share class only. Excludes T. Rowe Price passive funds, funds that are clones of other funds, and fund categories not ranked by Morningstar.
[3] Primary share class only. Excludes T. Rowe Price passive funds and funds that are clones of other funds. Funds are measured against the most appropriate strategy benchmark used for portfolio manager evaluation, which may not always be the regulatory benchmark.
[4] Net returns for composites are calculated using the highest applicable separate account fee schedule and compared to official GIPS composite primary benchmark. Excludes money market composites.

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5T. R O W E P R I C E Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. OHA’s fee-basis AUM of $46.9B acquired on December 29, 2021, is reflected in 2021 ending AUM. All periods after 2021 reflect the related activity. Other acquisition of AUM is detailed in our quarterly releases and 10Qs. Distributions, net of reinvestments, are included in the market change figure. Manager-driven distributions related to our alternative products by year: 2022: $2.6B, 2023: $2.6B, 2024: $3.7B U.S. $ billions Assets Under Management Market Change ($B) +92.3 +60.4 -6.6 +70.1 +127.6 +50.7 +14.7 +50.5 +166.3 -42.0 +231.3 +256.9 +198.9 -351.4 +251.6 +205.3 Net Flows ($B) +22.7 +30.3 +14.1 +17.2 -12.0 +3.7 +1.6 -2.8 +14.0 +13.2 +13.2 +5.6 -28.5 -61.7 -81.8 -43.2 En di ng A U M $391 $482 $489 $577 $692 $747 $763 $811 $991 $962 $1,207 $1,471 $1,688 $1,275 $1,445 $1,607 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Assets Under Management and Net Flows

U.S. $ billions

Asset Class

Assets Under Management



Alts
Multi-Asset
Fixed Income
Equity
$48 $48 $50 $52 $53
$483 $521 $529 $561 $536
$170 $171 $180 $186 $188
$744 $803 $810 $832 $830
Q4'23 Q1'24 Q2'24 Q3'24 Q4'24

Client Type

Assets Under Management



Inst.
Retail
$810 $866 $894 $936 $941
$635 $676 $675 $695 $666
Q4'23 Q1'24 Q2'24 Q3'24 Q4'24

Geography

Assets Under Management



APAC, EMEA, Canada
U.S.
$124 $131 $135 $141 $142
$1,321 $1,412 $1,434 $1,490 $1,465
Q4'23 Q1'24 Q2'24 Q3'24 Q4'24

Net Flows



Q4'23 Q1'24 Q2'24 Q3'24 Q4'24

	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24
Equity	$ (22.7)	$ (12.8)	$ (14.9)	$ (16.1)	$ (8.2)
FI	(6.0)	0.2	7.8	1.1	3.5
MA	—	5.5	1.6	1.9	(15.5)
Alts	0.4	(0.9)	1.8	0.9	0.9

Net Flows



Q4'23 Q1'24 Q2'24 Q3'24 Q4'24

	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24
Inst.	$ (14.4)	$ (0.5)	$ 7.6	$ (2.2)	$ 4.9
Retail	(13.9)	(7.5)	(11.3)	(10.0)	(24.2)

Net Flows



Q4'23 Q1'24 Q2'24 Q3'24 Q4'24

	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24
U.S.	$ (17.8)	$ (5.9)	$ (5.2)	$ (13.1)	$ (20.2)
APAC, EMEA, Canada	(10.5)	(2.1)	1.5	0.9	0.9

Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates.
Institutional includes defined contribution assets, including those through intermediaries and our full-service recordkeeping business. Retail includes our direct-marketed business and financial intermediaries.
[1] See page 19 for further details on retirement assets.

Assets Under Management

As of December 31, 2024

- Retirement assets are 67% of AUM[1]
- U.S. defined contribution AUM of $719B
- Target date AUM of $476B
- Alternative AUM includes private markets ($20B), CLOs ($20B), and liquid strategies ($13B)
- $16.2B in unfunded capital commitments compared to $11.6B at December 31, 2023

Net Flows

Q4 2024

- Outflows largely concentrated in multi-asset and equities
- Multi-asset and retail outflows are primarily related to a subadvisory variable annuity termination
- Target date inflows of $2.2B in Q4 2024, and $16.3B in 2024
- Alternative flows are net of $0.8B in manager-driven distributions

Firmwide flows by quarter ($B)

Q4'23	Q1'24	Q2'24	Q3'24	Q4'24
(28.3)	(8.0)	(3.7)	(12.2)	(19.3)

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7T. R O W E P R I C E Asset Class Geography In billions Annual Net Flows Fixed Income Multi-Asset Alts Equity $ — $ (44.6) $ (72.7) $ (85.4) $ (52.0) FI 14.1 1.2 4.1 (6.8) 12.6 MA (8.5) 14.9 4.9 9.1 (6.5) Alts — — 2.0 1.3 2.7 Totals $ 5.6 $ (28.5) $ (61.7) $ (81.8) $ (43.2) Equity U.S. $ (13.9) $ (27.7) $ (49.7) $ (67.0) $ (44.4) APAC, EMEA, Canada 19.5 (0.8) (12.0) (14.8) 1.2 Totals $ 5.6 $ (28.5) $ (61.7) $ (81.8) $ (43.2) APAC, EMEA, Canada U.S. in billions 2020 2021 2022 2023 2024 Equity $-- ($44.6) ($72.7) $ (85.40) 0 Fixed Income 14.1 1.2 4.1 (6.8) 0 Multi-asset (8.5) 14.9 4.9 9.1 0 Alternatives -- -- 2.0 1.3 0 Total $5.6 ($28.5) ($61.7) $ (81.8) 0 2020 2021 2022 2023 2024 U.S. $ (13.9) ($27.7) ($49.7) $ (67.0) 0 Canada, EMEA, APAC 19.5 (0.8) (12.0) (14.8) 0 Total $5.6 ($28.5) ($61.7) $ (81.8) 0 5-year flows – Asset Class and Geography 2020 2021 2022 2023 2024 -100 -80 -60 -40 -20 0 20 40 2020 2021 2022 2023 2024

8T. R O W E P R I C E $231.3 ($6.0) ($38.6) ($6.8) $2.6 Q4 2023 Investment Advisory Fees Performance- Based Advisory Fees CABI (Change in Accrued Carried Interest) CABI (Amortization & Impairment) Administrative, Distribution, & Servicing Q4 2024 Quarterly Net Revenues U.S. $ millions ▪ Investment advisory fees represent about 90% of net revenue in the periods presented ▪ Q4 2024 investment advisory revenue was $1,667.2M ▪ CABI (change in accrued carried interest) was $13M in Q4 2024 compared to $51M in Q4 2023, and $35M in Q3 2024 Q4 2024 compared to Q3 2024 Q4 2024 compared to Q4 2023 $39.9 $13.7 ($22.6) $12.8 ($4.9) Q3 2024 Investment Advisory Fees Performance- Based Advisory Fees CABI (Change in Accrued Carried Interest) CABI (Amortization & Impairment) Administrative, Distribution, & Servicing Q4 2024 Capital allocation-based income (CABI) $182.5 / 11.1% $38.9 / 2.2% $1,642.0 $1,824.5 $1,824.5$1,785.6

9T. R O W E P R I C E $72.5 ($7.7) $1.3 $29.4 ($0.5) $5.3 $23.3 Q3 2024 Compensation & Related CABI Compensation Distribution & Servicing Advertising & Promotion Product & Recordkeeping Tech, Occ, & Facilities General & Admin & Other Q4 2024 Quarterly Adjusted Operating Expenses U.S. $ millions Q4 2024 compared to Q4 2023 $56.0 ($11.3) $17.2 $5.8 $6.4 ($2.3) $0.1 Q4 2023 Compensation & Related CABI Compensation Distribution & Servicing Advertising & Promotion Product & Recordkeeping Tech, Occ, & Facilities General & Admin & Other Q4 2024 Q4 2024 compared to Q3 2024 For the reconciliation between GAAP and adjusted (non-GAAP) expenses, see the current earnings release. Capital allocation-based income (CABI) compensation represents the portion of CABI (carried interest) that is passed through to certain associates as compensation. $71.9 / 6.2% $123.6 / 11.2% $1,150.7 $1,099.0 $1,222.6 $1,222.6

10T. R O W E P R I C E Annual Net Revenues and Adjusted Operating Expenses U.S. $ millions $633.1 / 9.8%Net Revenues $238.1 / 5.6% Adjusted Operating Expenses Year ended 12/31/2024 12/31/2023 Change (%) Adjusted Operating Expenses $ 4,498.8 $ 4,260.7 5.6% Adjusted CABI Compensation (42.5) (70.0) n/m Adjusted Operating Expenses, ex CABI Compensation $ 4,456.3 $ 4,190.7 6.3 % Basis for Operating Expense Guidance U.S. $ millions For the reconciliation between GAAP and adjusted (non-GAAP) expenses and EPS, see the current earnings release. PBFs: Performance-based advisory fees; CABI: Capital Allocation-Based Income (Change in Accrued Carried Interest) 422.4 10.3 230.7 26.8 21.1 (89.1) (26.2) 37.1 2023 Equity Fixed Multi-asset Alternatives PBFs CABI* CABI (Amort/ Impair) Admin & Distribution 2024 152.7 (27.5) 64.2 15.4 6.5 11.5 15.3 2023 Comp & Related CABI Compensation Distribution & Servicing Ad/Promo Product & Recordkeeping Tech, Occ, & Facility G&A & Other 2024 $690.2 $7,093.6 $6,460.5 $4,260.7 $4,498.8

11T. R O W E P R I C E 1 Operating margin is equal to operating income divided by net revenues; adjusted operating margin is equal to adjusted operating income divided by adjusted net revenues. See the GAAP to adjusted (non-GAAP) operating income and operating margin reconciliation on page 17. For the reconciliation between GAAP and adjusted (non-GAAP) net income and EPS, see the current earnings release. Net Income U.S. $ millions, (except EPS) Quarterly Operating Income and Net Income U.S. GAAP Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Net Income $437.6 $573.8 $483.4 $603.0 $439.9 Diluted EPS $1.90 $2.49 $2.11 $2.64 $1.92 Operating Income U.S. GAAP Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Operating Income $387.2 $586.6 $564.7 $613.6 $568.4 Operating Margin1 23.6% 33.5% 32.6% 34.4% 31.2% Adjusted Operating Income Adjusted Operating Margin1 $502.7 $692.4 $654.9 $718.4 $620.230.4% 39.3% 39.5% 33.7% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Adjusted Net Income Adjusted EPS $394.7 $548.5 $519.7 $586.5 $484.8 $1.72 $2.38 $2.57 $2.12 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $2.26 37.2%

12T. R O W E P R I C E 1Operating margin is equal to operating income divided by net revenues; adjusted operating margin is equal to adjusted operating income divided by adjusted net revenues. See the GAAP to adjusted (non-GAAP) operating income and operating margin reconciliation on page 17. For the reconciliation between GAAP and adjusted (non-GAAP) net income and EPS, see the current earnings release and/or prior 10Ks filed with the SEC. Net Income U.S. $ millions, (except EPS) Annual Operating Income and Net Income Operating Income U.S. GAAP 2020 2021 2022 2023 2024 Operating Income $2,745.7 $3,710.0 $2,373.7 $1,986.2 $2,333.3 Operating Margin1 44.2% 48.4% 36.6% 30.7% 32.9% U.S. GAAP 2020 2021 2022 2023 2024 Net Income $2,372.7 $3,082.9 $1,557.9 $1,788.7 $2,100.1 Diluted EPS $9.98 $13.12 $6.70 $7.76 $9.15 Adjusted Operating Income Adjusted Operating Margin1 $2,873.9 $3,837.1 $2,500.5 $2,263.2 $2,685.9 2020 2021 2022 2023 2024 Adjusted Net Income Adjusted EPS $2,276.8 $2,995.3 $1,864.8 $1,750.1 $2,139.5 2020 2021 2022 2023 2024 46.2% 50.0% 38.0% 34.7% 37.4% $9.58 $12.75 $8.02 $7.59 $9.33

13T. R O W E P R I C E Capital Returned to Stockholders Cash and Investments1 1 Cash and investments includes our cash and investments in T. Rowe Price sponsored products. This display does not include the non-controlling interest of our seed investments, which we normally consolidate due to our ownership. U.S. $ millions Capital Management Data through 12/31/2024 Q4 2023 Q3 2024 Q4 2024 Cash and Cash Equivalents $2,066.6 $3,173.5 $2,649.8 Discretionary Investments $463.7 $471.8 $457.1 Cash and Discretionary Investments $2,530.3 $3,645.3 $3,106.9 Redeemable Seed Capital $1,370.9 $1,379.9 $1,262.3 Investments used to Hedge Deferred Compensation Liabilities $894.6 $969.1 $1,110.9 285 1,135 3,366 71 335 1,444 — — — Q4 2024 Last 12 months Last 36 months $4,810 $1,470 $355 Dividends Share Repurchases

Quarterly Capital Allocation-Based Income (carried interest)

U.S. $ millions, unless otherwise noted

Investments in affiliated private investment funds—carried interest



CABI ($5.2)
$499.7
$12.5
($17.7)
($67.6)
$426.9
Q3 2024
Change in accrued carried interest
Acquisition-related amortization and impairments
Net Distributions
Q4 2024

Non-controlling interests (NCI) in consolidated entities



CABI Comp ($3.4)
$203.4
$3.9
($7.3)
($39.3)
$160.7
Q3 2024
Change in accrued carried interest compensation
Acquisition-related amortization and impairments
Net Distributions
Q4 2024

At the end of each reporting period, accrued carried interest reflects what would be due from each investment fund as if the fair value of the underlying investments were realized as of such date.
The change in the carrying value of accrued carried interest reflects amounts that are (1) market-related adjustments that are recognized as capital allocation-based income in the income statement, (2) acquisition-related amortization, and (3) realized and distributed by the fund. The change in accrued carried interest will fluctuate quarter to quarter.
Approximately $2.2M of the 40%-50% of accrued carried interest recognized in compensation expense was not allocated to non-controlling interest holders, therefore, not categorized as CABI-related compensation.

- As of 12/31/2024, $19B of alternative fee-basis assets under management are eligible to earn carried interest
- In general, 50%-60% of accrued carried interest is expected to be retained in operating income with the remainder recognized as compensation expense
- Absolute performance of the following indices are an indicator of changes in accrued carried interest

Q4 2024 returns	
ICE Bank of America U.S. High Yield Index:	0.2%
Credit Suisse Leveraged Loan Index:	2.3%

Past performance is not a reliable indicator of future performance.
Sources: ICE Data Indices, LLC, and CREDIT SUISSE GROUP AG and/or its affiliates

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Annual Capital Allocation-Based Income (carried interest)

U.S. $ millions, unless otherwise noted

Investments in affiliated private investment funds—carried interest



CABI $46.6
$519.9
$134.1
$(87.5)
$(139.6)
$426.9
2023
Change in accrued carried interest
Acquisition-related amortization
Net Distributions
2024

Non-controlling interests (NCI) in consolidated entities



CABI $5.4
$192.0
$42.5
$(37.1)
$(36.7)
$160.7
2023
Change in accrued carried interest compensation
Acquisition-related amortization
Net Distributions
2024

At the end of each reporting period, accrued carried interest reflects what would be due from each investment fund as if the fair value of the underlying investments were realized as of such date. The change in the carrying value of accrued carried interest reflects amounts that are (1) market-related adjustments that are recognized as capital allocation-based income in the income statement, (2) acquisition-related amortization, and (3) realized and distributed by the fund. The change in accrued carried interest will fluctuate year to year.

Approximately $16.4M of the 40%-50% of accrued carried interest recognized in compensation expense was not allocated to non-controlling interest holders, therefore, not categorized as CABI-related compensation.

- Absolute performance of the following indices are an indicator of changes in accrued carried interest

2024 returns	
ICE Bank of America U.S. High Yield Index:	8.2%
Credit Suisse Leveraged Loan Index:	9.1%

Past performance is not a reliable indicator of future performance.

Sources: ICE Data Indices, LLC, and CREDIT SUISSE GROUP AG and/or its affiliates.

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Non-GAAP Reconciliation

Non-GAAP Net Revenues and Operating Income Reconciliation

U.S. $ millions

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2020	2021	2022	2023	2024
Net Revenues, GAAP Basis	$1,642.0	$1,750.2	$1,733.3	$1,785.6	$1,824.5	$6,206.7	$7,671.9	$6,488.4	$6,460.5	$7,093.6
Non-GAAP Adjustments[1]:										
Consolidated Investment Products	0.5	1.2	0.5	1.3	0.6	9.9	5.5	1.9	2.1	3.6
Investment Amortization and Impairments	10.9	12.4	26.9	30.5	17.7	0.0	0.0	98.0	61.3	87.5
Net Revenues, Non-GAAP Basis	$1,653.4	$1,763.8	$1,760.7	$1,817.4	$1,842.8	$6,216.6	$7,677.4	$6,588.3	$6,523.9	$7,184.7
Operating Income, GAAP Basis	$387.2	$586.6	$564.7	$613.6	$568.4	$2,745.7	$3,710.0	$2,373.7	$1,986.2	$2,333.3
Non-GAAP Adjustments[1]:										
Acquisition-Related Adjustments	51.3	50.5	73.0	59.0	56.0	0.0	31.9	250.9	142.7	238.5
Consolidated Investment Products	2.3	2.3	2.6	2.4	2.5	16.4	12.2	8.2	11.1	9.8
Deferred Compensation Liabilities	61.9	53.0	14.6	43.4	(6.7)	111.8	83.0	(132.3)	123.2	104.3
Operating Income, Non-GAAP Basis	$502.7	$692.4	$654.9	$718.4	$620.2	$2,873.9	$3,837.1	$2,500.5	$2,263.2	$2,685.9
Operating Margin, GAAP Basis[2]	23.6 %	33.5 %	32.6 %	34.4 %	31.2 %	44.2%	48.4%	36.6 %	30.7 %	32.9 %
Operating Margin, as Adjusted[2]	30.4 %	39.3 %	37.2 %	39.5 %	33.7 %	46.2%	50.0%	38.0 %	34.7 %	37.4 %

[1] For a description of the non-GAAP adjustments, see the related earnings releases and/or prior 10Q or 10Ks filed with the SEC.
[2] Operating margin is equal to operating income divided by net revenues.

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Appendix

19T. R O W E P R I C E Assets Under Management – by Account Type U.S. $ billions Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates. 1 Full-service recordkeeping manages ~$5B in defined benefit plans 2022 2023 2024 U.S. Defined Contribution – Investment only $410.2 $486.2 $565.2 U.S. Retirement Plan Sponsors - Full-service recordkeeping1 132.4 141.2 154.2 Total U.S. Defined Contribution (DC) 542.6 627.4 719.4 Other retirement accounts 304.3 341.4 349.1 Total U.S. DC and Other Retirement 846.9 968.8 1,068.5 Other accounts 427.8 475.7 538.1 Total AUM at end of period $1,274.7 $1,444.5 $1,606.6 Full-service recordkeeping and plan administration services provided to: ▪ $282 billion in assets under administration as of December 31, 2024 ▪ Over 8,000 U.S. retirement plans ▪ Over 2.3 million plan participants

20T. R O W E P R I C E Alternatives - Fee-basis AUM and Unfunded Commitments U.S. $ billions Fee-Basis AUM Private Markets CLOs Liquid Total At December 31, 2023 $ 18.5 $ 18.0 $ 11.4 $ 47.9 Net capital deployments 3.7 2.4 0.3 6.4 Manager-driven distributions (3.6) (0.1) — (3.7) Net flows, as reported 0.1 2.3 0.3 2.7 Market appreciation (depreciation) 1.5 (0.1) 0.8 2.2 At December 31, 2024 $ 20.1 $ 20.2 $ 12.5 $ 52.8 Net capital deployments represents capital deployments/client subscriptions net of client redemptions. Includes limited life draw down structures across private markets and liquid strategies, which will transition to fee basis assets under management or assets under advisement as capital is called and deployed. Unfunded Commitments Total At December 31, 2023 $ 11.6 New capital raised 9.9 Capital deployed (6.9) Net recallable distributions 1.6 At December 31, 2024 $ 16.2

21T. R O W E P R I C E ETF AUM and Flows Assets Under Advisement ETF AUM and flows do not include T. Rowe Price multi-asset product allocations to ETFs. Assets under advisement represent non-discretionary advisory services offered through model delivery and multi-asset solutions for providers to implement. Certain providers implement the model using T. Rowe Price proprietary products, which would be included in our reported assets under management. In billions ETFs and Assets under Advisement (AUA) Multi-Asset Solutions Managed Accounts – model delivery 2020 2021 2022 2023 2024 2.8 8.2 8.0 11.6 16.4 2020 2021 2022 2023 2024 Flows AUM $0.1 $0.4 $0.4 $1.4 $4.7 $0.2 $0.6 $0.8 $2.5 $8.0

22T. R O W E P R I C E Figures may not total due to rounding. Investment performance overview (slide 4) 1 Source: © 2025 Morningstar, Inc. All rights reserved. The information contained herein: 1) is proprietary to Morningstar and/or its content providers; 2) may not be copied or distributed; and 3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. 2 Source: Morningstar. Primary share class only. Excludes money market mutual funds, funds with an operating history of less than one year, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of other funds. The top chart reflects the percentage of T. Rowe Price funds with 1 year, 3 year, 5 year, and 10 year track record that outperformed the Morningstar category median. The bottom chart reflects the percentage of T. Rowe Price funds AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $322B for 1 year, $318B for 3 years, $317B for 5 years, and $316B for 10 years. 3 Passive Peer Median was created by T. Rowe Price using data from Morningstar. Primary share class only. Excludes money market mutual funds, funds with an operating history of less than one year, funds with fewer than three peers, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of a retail fund. This analysis compares T. Rowe Price active funds with the applicable universe of passive/index open-end funds and ETFs of peer firms. The top chart reflects the percentage of T. Rowe Price funds with 1 year, 3 year, 5 year, and 10 year track record that outperformed the passive peer universe. The bottom chart reflects the percentage of T. Rowe Price funds AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $306B for 1 year, $302B for 3 years, $262B for 5 years, and $257B for 10 years. 4 Composite net returns are calculated using the highest applicable separate account fee schedule. Excludes money market composites. All composites compared to official GIPS composite primary benchmark. The top chart reflects the percentage of T. Rowe Price composites with 1 year, 3 year, 5 year, and 10 year track record that outperformed their benchmarks. The bottom chart reflects the percentage of T. Rowe Price composite AUM that has outperformed for the time periods indicated. Total AUM included for this analysis includes $1,423B for 1 year, $1,420B for 3 years, $1,418B for 5 years, and $1,367B for 10 years. Capital Allocation Based Income (slides 14 & 15) © 2025 CREDIT SUISSE GROUP AG and/or its affiliates. All rights reserved. ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD-PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND T. ROWE PRICE OR ANY OF ITS PRODUCTS OR SERVICES. Additional Information

23T. R O W E P R I C E Important Information Referenced in the earnings call: Pacific Life provides a variety of products and services designed to help individuals and businesses in the retail, institutional, workforce benefits, and reinsurance markets achieve financial security. All guarantees are subject to the claims-paying ability and financial strength of the issuing insurance company. See https://investors.troweprice.com/news-releases/news-release-details/t-rowe- price-launches-lifetime-income-solution-retirees-pacific Capital Appreciation Fund performance record press release: https://investors.troweprice.com/news-releases/news-release-details/t-rowe-price-capital-appreciation-fund-establishes-new-record T. Rowe Price, OHA, and Aspida Strategic Partnership press release: https://investors.troweprice.com/news-releases/news-release-details/t-rowe-price-oha-and-aspida-forming-strategic-partnership The following entities may be referenced in the earnings supplement or the earnings call: ▪ TRPA – T. Rowe Price Associates, Inc. ▪ TRPIM – T. Rowe Price Investment Management, Inc. This material, including any statements, information, data and content contained within it and any materials, information, images, links, graphics or recordings provided in conjunction with this material are being furnished by T. Rowe Price for general informational purposes only. Under no circumstances should the material, in whole or part, be copied or distributed without consent from T. Rowe Price. The views contained herein are as of the date of the presentation. The information and data obtained from third-party sources which is contained in the report were obtained from the sources deemed reliable; however, its accuracy and completeness is not guaranteed. The products and services discussed in this presentation are available via subsidiaries of T. Rowe Price Group as authorized in countries throughout the world. The products and services are not available to all investors or in all countries. Visit troweprice.com to learn more about the products and services available in your country and the T. Rowe Price Group subsidiary which is authorized to provide them. The material is not intended for use by persons in jurisdictions that prohibit or restrict the distribution of the material and in certain countries the material is provided upon specific request. © 2025 T. Rowe Price. All Rights Reserved. T. ROWE PRICE, INVEST WITH CONFIDENCE, and the Bighorn Sheep design are, collectively and/or apart, trademarks of T. Rowe Price Group, Inc.